Exhibit  10.3



CERTIFICATION  OF  CHIEF  ACCOUNTING  OFFICER

Pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of 18 U.S.C. $ 1350, as adopted), Peter Machin, the Chief Accounting Officer of Futuremedia Plc (the "COMPANY"), hereby certifies that, to the best of his knowledge:

1.     The  Company's  Annual  Report  on Form 20-F for the year ended April 30,
2002, to which this Certification is attached as Exhibit 10.3 (the "ANNUAL REPORT"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Annual Report.

Dated:     November  14,  2002


/s/  Peter  Machin
------------------
Peter  Machin